UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 28, 2013

MOHAWK INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	01–13697	52-1604305
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

160 South Industrial Blvd.

Calhoun, Georgia 30701

(Address of principal executive offices) (Zip Code)

(706) 629-7721

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act CFR 240.17R 240.13e-4(c))

Item 8.01	Other Events.

On December 20, 2012, Mohawk Industries, Inc. (the “Company”) and its subsidiary, Mohawk International Holdings (DE) Corporation (“Purchaser”), entered into a stock purchase agreement (the “Stock Purchase Agreement”) with LuxELIT S.á r.l., a Luxembourg limited liability company, and Finceramica S.p.A., an Italian corporation (collectively the “Sellers”). Pursuant to the Stock Purchase Agreement, Purchaser or its assignee will acquire all of the outstanding shares of Fintiles S.p.A., an Italian corporation (together with its subsidiaries the “Marazzi Group”) from the Sellers. The Company previously reported the execution of the Stock Purchase Agreement and the planned acquisition of the Marazzi Group on a Current Report on Form 8-K filed on December 21, 2012.

Certain audited and unaudited consolidated financial statements of Fintiles S.p.A. are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference. The interim financial information for the Marazzi Group for the nine months ended September 30, 2011 included in Exhibit 99.2 has not been reviewed by the Marazzi Group’s independent auditors in accordance with AICPA AU 722, Interim Financial Information, nor reviewed in accordance with any other auditing standards.

On January 25, 2013, certain of the Company’s subsidiaries entered into an agreement with Sofinim NV, a company incorporated under Belgian law, related to the acquisition of Spano Invest NV. On January 28, 2013, the Company issued a press release announcing the transaction, which is filed herewith as Exhibit 99.3 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

The following financial statements of Fintiles S.p.A. are included as Exhibit 99.1 to this report.

(i) Audited consolidated balance sheet of Fintiles S.p.A. and subsidiaries as of December 31, 2011, and the related consolidated statements of income, comprehensive income, cash flows and shareholders’ equity for the year then ended.

The following financial statements of Fintiles S.p.A. are included as Exhibit 99.2 to this report:

(i) Unaudited consolidated balance sheets as of September 30, 2012 and December 31, 2011, and the related consolidated statements of income, comprehensive income, cash flows and shareholders’ equity for the nine months ended September 30, 2012 and 2011.

(d) Exhibits

23.1	Consent of Deloitte & Touche, S.p.A., independent auditors.

99.1	Audited consolidated balance sheet of Fintiles S.p.A. and subsidiaries as of December 31, 2011 and the related consolidated statements of income, comprehensive income, cash flows and shareholders’ equity for the year then ended

99.2

Unaudited consolidated balance sheets as of September 30, 2012 and December 31, 2011, and the related consolidated statements of income, comprehensive income, cash flows and shareholders’ equity for the nine months ended

September 30, 2012 and 2011.

99.3	Press release dated January 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mohawk Industries, Inc.

Dated: January 28, 2013	By:	/s/ James F. Brunk
	Name:	James F. Brunk
	Title:	Vice President and Corporate Controller

INDEX TO EXHIBITS

Exhibit

23.1	Consent of Deloitte & Touche, S.p.A., independent auditors.

99.1	Audited consolidated balance sheet of Fintiles S.p.A. and subsidiaries as of December 31, 2011 and the related consolidated statements of income, comprehensive income, cash flows and shareholders’ equity for the year then ended

99.2	Unaudited consolidated balance sheets as of September 30, 2012 and December 31, 2011, consolidated statements of income, comprehensive income, cash flows and shareholders’ equity for the nine months ended September 30, 2012 and 2011.

99.3	Press release dated January 28, 2013.